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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 26, 1999

                                 MEDIRISK, INC.
                           (Exact name of registrant
                          as specified in its charter)


        Delaware                   000-27056                  58-2256400
     -----------------------------------------------------------------------
    (State or other               (Commission              (I.R.S. Employer
     jurisdiction of             File Number)             Identification No.)
     incorporation)


           Two Piedmont Center, Suite 400, 3565 Piedmont Road, N.E.,
                            Atlanta, Georgia 30305

       Registrant's telephone number, including area code: (404) 364-6700

                                     N/A
                     -------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective March 31, 1999, Medirisk, Inc. (the "Company") acquired certain assets of Healthcare Credentials Management Services, Inc., a Delaware corporation ("HCMS"), for approximately $4 million in cash (the "Acquisition"). The Acquisition was made pursuant to an Asset Purchase Agreement dated as of March 26, 1999 by and among the Company and the shareholders of HCMS (the "Purchase Agreement").

         The purchase price and other terms of the Acquisition were determined as a result of arms' length negotiations between unrelated parties. At the closing date, there was no material relationship between the Company and HCMS or any of the shareholders of HCMS, or any of their respective affiliates, officers, directors or associates.

         HCMS, based in Deerfield, Illinois, provides physician credentialing software and services to healthcare payors and providers. HCMS offers a comprehensive selection of physician credentialing services to hospitals and managed care organizations to evaluate professional relationships with physicians and secure accreditation by industry associations. In addition, HCMS provides software used by healthcare organizations to facilitate in-house credentialing and network management.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         It is impractical to provide financial statements for HCMS, to the extent required, at the date of the filing of this Form 8-K. The financial statements, if required, will be provided as soon as practicable but not later than 60 days after the date on which this Form 8-K is filed.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         It is impractical to file the pro forma financial information for HCMS, to the extent required, at the date of the filing of this Form 8-K. The pro forma financial information, if required, will be provided as soon as practicable, but not later than 60 days after the date on which this Form 8-K is filed.

         (c)      EXHIBITS.

         2.8 Asset Purchase Agreement, dated as of March 26, 1999 by and among Medirisk, Inc. and Healthcare Credentials Management Services, Inc. In accordance with Item 601(b)(2) of Regulation S-K, the Exhibits and Schedules to the Asset Purchase Agreement have not been filed as exhibits to this Form 8-K. The Registrant agrees to furnish supplementally a copy of the omitted Exhibits and Schedules upon request.



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MEDIRISK, INC.

                                    By: /s/ Thomas C. Kuhn, III
                                        -----------------------
                                    Thomas C. Kuhn, III
                                    Senior Vice President and
                                    Chief Financial Officer

Dated:  April 15, 1999



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                                 EXHIBIT INDEX

         Document

         2.8 Asset Purchase Agreement, dated March 26, 1999, by and among Medirisk, Inc. and Healthcare Credentials Management Services, Inc.